UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2015

Exponent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18655	77-0218904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Commonwealth Drive Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 326-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03           Material Modification of Rights of Security Holders.

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 28, 2015, the stockholders of Exponent, Inc. (the “Company”) approved, at the Annual Meeting of Stockholders, the Company’s proposal to amend its Restated Certificate of Incorporation to change the authorized shares of common and preferred stock to 80 million and 2 million, respectively, and effect a two-for-one stock split of its common stock. As a result of the stockholder approval, the Company filed a Certificate of Amendment of its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on May 28, 2015.

The foregoing summary of the amendment to the Company’s Restated Certificate of Incorporation is qualified in its entirety by reference to a copy of the Certificate of Amendment of Restated Certificate of Incorporation attached hereto as Exhibit 3.1, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 28, 2015, we held our annual meeting of stockholders. A total of 12,987,319 shares of our common stock were outstanding as of April 1, 2015, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our stockholders elected Michael R. Gaulke, Paul R. Johnson, Ph.D., Karen A. Richardson, Stephen C. Riggins, John B. Shoven, Ph.D., and Debra L. Zumwalt The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker non-votes
Michael R. Gaulke	10,966,307	116,163	1,378	1,332,397
Paul R. Johnston, Ph.D.	10,970,168	111,802	1,878	1,332,397
Karen A. Richardson	11,046,879	33,855	3,114	1,332,397
Stephen C. Riggins	10,970,231	111,213	2,404	1,332,397
John B. Shoven, Ph.D.	10,947,105	134,385	2,358	1,332,397
Debra L. Zumwalt	10,997,151	83,945	2,752	1,332,397

Proposal Two: Ratification of KPMG as our Independent Registered Public Accountants for Fiscal 2015

Our stockholders ratified our selection of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending January 1, 2016. The results of the vote were as follows:

For	12,352,099

Against	61,981

Abstentions	2,165

Proposal Three: Amendment of the Company’s Certificate of Incorporation to Change the Number of Authorized Shares of Capital Stock

Our stockholders approved an amendment of the Company’s certificate of incorporation to change the number of authorized shares of common stock and preferred stock to 80 million and 2 million, respectively. The results of the vote were as follows:

For	11,038,493

Against	43,955

Abstentions	1,400

Broker non-votes	1,332,397

Proposal Four: Amendment of the Company’s Certificate of Incorporation to Effect a Two-For-One Stock Split

Our stockholders approved an amendment of the Company’s certificate of incorporation to effect a two-for-one stock split. The results of the vote were as follows:

For	10,826,925

Against	255,448

Abstentions	1,475

Broker non-votes	1,332,397

Proposal Five: Advisory Vote on Executive Compensation for Fiscal 2014

Our stockholders approved, on an advisory basis, the fiscal 2014 compensation of our named executive officers in accordance with SEC rules. The results of the vote were as follows:

For	10,998,505

Against	49,035

Abstentions	36,308

Broker non-votes	1,332,397

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation
99.1	Press release dated May 28, 2015, announcing a two-for-one stock split

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

EXPONENT, INC.

By:	/s/ Richard L. Schlenker
Name:	Richard L. Schlenker
Title:	Executive Vice President, Chief Financial Officer, and Corporate Secretary

Date: May 28, 2015